Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PO PAR VALUE $0.0001 MR ADD ADD ADD ADD 4 3 2 1 A BOX DESIGNATION SAMPLE Certificate Shares 505006, FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Icosavax, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by Total DTC duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares Holder represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Number Certificate of Insurance ID Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Value Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Transaction Shares CUSIP/IDENTIFIER Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY AVAX, FACSIMILE SIGNATURE TO COME S I COUNTERSIGNED AND REGISTERED: CO POR N I R A C COMPUTERSHARE TRUST COMPANY, N.A. Numb/No 12345678901234512345678 CO TE 666 555 444 333 222 111 Denom. President TRANSFER AGENT AND REGISTRAR, XXXXXX 11/1/2017 Total. DEL RE FACSIMILE SIGNATURE TO COME AWA 7 00.1,000,000 XX 123456 XXXXXXXXXX X By Secretary AUTHORIZED SIGNATURE

ICOSAVAX, INC

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-.......................................Custodian....................................
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act.....................................
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	-.....................................Custodian (until age.......................)
	and not as tenants in common		(Cust)
................under Uniform Transfers to Minors Act...............
(Minor) (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,________________________ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: __________________________________________ 20__________________

Signature:____________________________________________________________

Signature:_____________________________________________________________

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.